Exhibit 10.23

Execution Version

SHARE TRANSFER AGREEMENT

This SHARE TRANSFER AGREEMENT (this “Agreement”), dated as of August 28, 2018 by and among:

(A) PAGAC Music Holding II Limited (formerly known as China Investment Financial Holdings, Corp.), an exempted company with limited liability incorporated under the laws of the Cayman Islands (“PAG”);

(B) Quantum Investments Limited, a company limited by shares incorporated under the laws of the Republic of Mauritius (“Quantum”);

(C) Tencent Music Entertainment Group (騰訊音樂娛樂集團), an exempted company with limited liability incorporated under the laws of the Cayman Islands (“TME”); and

(D) the Persons listed on Schedule I attached hereto (the “Quantum Shareholders” and collectively with Quantum, the “Quantum Parties”).

RECITALS

WHEREAS, TME, R2G Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a subsidiary of TME (“R2G”), the Quantum Parties and certain other parties thereto entered into a share purchase and exchange agreement dated as of October 30, 2013 (as amended and supplemented from time to time, including as amended on January 26, 2014, the “R2G Agreement”);

WHEREAS, pursuant to the R2G Agreement, TME acquired all of the then outstanding equity interest in R2G, in exchange for which, among other things, TME will issue certain ordinary shares, par value US$0.000083 per share, of TME (the “Ordinary Shares”) to Quantum in six annual installments (subject to any adjustments in accordance with the terms of the R2G Agreement), among which four installments of 121,437 Ordinary Shares each remained issuable prior to the execution and delivery of this Agreement. For the avoidance of doubt, the par value and the numbers of the Ordinary Shares referred to in this Agreement have reflected a 3-for-1 share split effected by TME on January 30, 2015;

WHEREAS, TME, PAG and certain other parties thereto entered into a share subscription agreement dated as of October 30, 2013 (the “PAG Agreement”), pursuant to which, in the event that TME is required to issue any Ordinary Shares to the former equity holders of R2G pursuant to the R2G Agreement, TME has the right to repurchase from PAG the corresponding number of Ordinary Shares, and PAG is obligated to sell to TME such Ordinary Shares, at a purchase price of US$1/3 per share (after giving effect to the 3-for-1 share split effected by TME on January 30, 2015);

WHEREAS, the parties hereto now wish to consummate the issuance of all of the remaining 485,748 Ordinary Shares to Quantum in full satisfaction of all of TME’s remaining obligations to issue Ordinary Shares to the Quantum Parties under the R2G Agreement;

WHEREAS, the parties hereto wish to effect the above-described issuance by a transfer from PAG to Quantum, and acquisition by Quantum from PAG, of 485,748 Ordinary Shares (the “Transfer Shares”) and a concurrent payment of US$161,916.00 in cash by TME to PAG in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CLOSING; SHARE TRANSFER

Section 1.01. Share Transfer. Notwithstanding anything to the contrary in the R2G Agreement and the PAG Agreement, the parties hereto agree that the relevant issuance obligations and the relevant repurchase obligations thereunder shall be restructured and consummated as follows at the Closing:

(a) PAG shall transfer, assign and convey all of the Transfer Shares to Quantum, free and clear of all Liens; and

(b) TME shall pay, or cause to be paid, to PAG an amount equal to US$161,916.00 in cash.

Upon the consummation of the transactions described in this Section 1.01, all of the issuance obligations under the R2G Agreement and the repurchase obligations with respect to the Transferred Shares under the PAG Agreement shall be deemed to have been fully discharged.

Section 1.02. Closing. (a) The closing of the transactions described in Section 1.01 (the “Closing”) shall take place by electronic exchange of documents concurrently with the execution and delivery of this Agreement, or at such other time and place as the parties hereto may mutually agree. The date on which the Closing occurs is referred to herein as the “Closing Date.”

(b) At the Closing, PAG shall deliver, or cause to be delivered, (i) to each of Quantum and TME a copy of an instrument of transfer in a form attached hereto as Exhibit A (the “Instrument of Transfer”) of all of PAG’s right, title and interest in and to the Transfer Shares duly executed by PAG; and (ii) to TME its original share certificates evidencing the Transfer Shares.

(c) At the Closing, Quantum shall deliver, or cause to be delivered, to each of PAG and TME the Instrument of Transfer duly executed by Quantum.

(d) At the Closing, TME shall (i) pay, or cause to be paid, to PAG a cash amount of US$161,916.00 by electronic transfer of immediately available funds to a bank account designated in writing by PAG to TME no later than five (5) Business Days prior to the Closing Date; and (ii) provide any instruction or other document as required by the registered office provider of TME to update the register of members of TME to reflect the transfer of the Transfer Shares from PAG to Quantum. TME will provide Quantum with a copy of an extract from the register of members of TME evidencing the ownership by Quantum of the Transfer Shares as soon as reasonably practicable after such extract becomes available after the Closing. TME will provide PAG with a copy of an extract from the register of members of TME and, if applicable, any replacement share certificate in respect of the share certificate delivered by PAG under Section 1.02(b)(ii) above, in each case evidencing PAG’s ownership of Ordinary Shares after taking into account the transfer of the Transferred Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PAG

PAG hereby represents and warrants to Quantum and TME as of the date hereof and as of the Closing as follows:

Section 2.01. Organization. PAG is an entity duly formed, validly existing and in good standing (to the extent that such concept is recognized) under the laws of jurisdiction of organization, and has all requisite power and authority to conduct its business as it is now being conducted.

Section 2.02. Authority; Binding Effect. PAG has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of PAG, and no other corporate action on the part of PAG is required to authorize its execution, delivery and performance hereof, or its consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by PAG and, assuming that this Agreement is a valid and binding obligation of each other party hereto, constitutes the legal, valid and binding obligation of PAG, enforceable against PAG in accordance with its terms, except to the extent enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting enforcement of creditors’ rights generally and (ii) equitable limitations on the availability of specific remedies (whether considered in a proceeding in equity or at law).

Section 2.03. Title to Transfer Shares; Conveyance. PAG is the record and beneficial owner of the Transfer Shares, and has good and valid title to the Transfer Shares, free and clear of any Lien. At the Closing, PAG will transfer to Quantum good and valid title to the Transfer Shares, free and clear of any Lien.

Section 2.04. No Violation; Consents and Approvals. (a) The execution and delivery of this Agreement by PAG does not, and the performance of this Agreement by PAG and the consummation by PAG of the transactions contemplated hereby will not, (i) conflict with or violate the organizational documents of PAG, (ii) conflict with or violate any Laws applicable to PAG or by or to which its properties or assets are bound or are subject, or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a Lien on any of the properties or assets of PAG under, any material Contract to which PAG is a party or by or to which its properties or assets are bound or subject, in each case that would impair PAG’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by PAG does not, and the performance by PAG of this Agreement and the consummation of the transactions contemplated hereby will not, require PAG to make any filing with, obtain any permit, authorization, consent or approval of, or given any notice to (“Consents”), any Governmental Authority or any third party.

Section 2.05. Brokers. PAG has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any brokers’ or finders’ fee or any other commission or similar fee in connection with the transactions contemplated hereby whose fees, commissions or expenses would be payable by Quantum or TME.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE QUANTUM PARTIES

Each of the Quantum Parties hereby, severally and not jointly, represents and warrants to PAG and TME as of the date hereof and as of the Closing as follows:

Section 3.01. Organization. Such Quantum Party, if not a natural person, is a company duly formed, validly existing and in good standing (to the extent that such concept is recognized) under the laws of its jurisdiction of incorporation, and has all requisite power and authority to conduct its business as it is now being conducted.

Section 3.02. Authority; Binding Effect. Such Quantum Party has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Quantum Party is not a natural person, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Quantum Party, and no other corporate action on the part of such Quantum Party is required to authorize its execution, delivery and performance hereof, or its consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Quantum Party and, assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, constitutes the legal, valid and binding obligation of such Quantum Party, enforceable against such Quantum Party in accordance with its terms, except to the extent enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting enforcement of creditors’ rights generally and (ii) equitable limitations on the availability of specific remedies (whether considered in a proceeding in equity or at law).

Section 3.03. No Violation, Consents and Approvals. (a) The execution and delivery of this Agreement by such Quantum Party does not, and the performance of this Agreement by such Quantum Party and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the organizational documents of such Quantum Party, if applicable, (ii) conflict with or violate any Laws applicable to such Quantum Party or by or to which any of its properties or assets are bound or subject, or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would constitute a material default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a Lien on any of the properties or assets of such Quantum Party under, any material Contract to which such Quantum Party is a party or by or to which such Quantum Party or any of its properties or assets are bound or subject, in each case that would impair such Quantum Party’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by such Quantum Party does not, and the performance by such Quantum Party of this Agreement and the consummation of the transactions contemplated hereby will not, require such Quantum Party to obtain any Consents from any Governmental Authority or any third party.

Section 3.04. Nature of Investment. (a) Such Quantum Party is acquiring the Transfer Shares or the beneficial ownership therein, directly or indirectly through Quantum, as principal for their own account for investment purposes only and not with a view to distributing or reselling any of the Transfer Shares.

(b) Such Quantum Party (i) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and/or (ii) is not a “U.S. person” within the meaning of such term under Regulation S under the Securities Act. Such Quantum Party, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Transfer Shares and has so evaluated the merits and risks of such investment. Such Quantum Party is able to bear the economic risk of an investment in the Transfer Shares and is able to afford a complete loss of such investment. Such Quantum Party has undertaken such investigation and has been provided with and has evaluated such documents and information as such Quantum Party has deemed necessary or appropriate for making an informed and intelligent decision with respect to the acquisition of the Transfer Shares and the execution, delivery and performance of this Agreement.

(c) Such Quantum Party is not acquiring the Transfer Shares or any beneficial ownership therein as a result of any advertisement, article, notice or other communication regarding the Transfer Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(d) Such Quantum Party understands and acknowledges that (i) the Transfer Shares are being transferred without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, (ii) the availability of such exemption depends in part on, and PAG and TME will rely upon the accuracy and truthfulness of, the foregoing representations and such Quantum Party hereby consents to such reliance, and (iii) the Transfer Shares are “restricted securities” for purposes of the Securities Act and rules thereunder and may not be resold without registration under the Securities Act or an exemption therefrom, and the certificates representing such shares will bear a restrictive legend to such effect.

Section 3.05. Brokers. Such Quantum Party has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any brokers’ or finders’ fee or any other commission or similar fee in connection with the transactions contemplated by this Agreement that would be payable by PAG, TME or any of their respective Affiliates.

Section 3.06. No Other Representations. Such Quantum Party is not relying (and such Quantum Party has not relied) on any express or implied representations or warranties of any nature (including as to the accuracy or completeness of any information provided to any Quantum Party) made by or on behalf of, or imputed to PAG or TME, except as expressly set forth in this Agreement. Without limiting the generality of the foregoing, such Quantum Party acknowledges that neither PAG nor TME makes any representation or warranty with respect to any information or documents made available to any Quantum or its counsel, accountants or advisors with respect to TME, its Affiliates or their respective businesses or operations (including as to the accuracy and completeness of any such information), except as expressly set forth in this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF TME

TME hereby represents and warrants to PAG and Quantum as of the date hereof and as of the Closing as follows:

Section 4.01. Organization. TME is a company duly formed, validly existing and in good standing (to the extent that such concept is recognized) under the laws of jurisdiction of organization, and has all requisite power and authority to conduct its business as it is now being conducted.

Section 4.02. Authority; Binding Effect. TME has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of TME, and no other action on the part of TME is required to authorize its execution, delivery and performance hereof, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by TME and, assuming that this Agreement is a valid and binding obligation of each party other than TME, constitutes the legal, valid and binding obligation of TME, enforceable against TME in accordance with its terms, except to the extent enforcement may be subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting enforcement of creditors’ rights generally and (b) equitable limitations on the availability of specific remedies (whether considered in a proceeding in equity or at law).

Section 4.03. No Violation; Consents and Approvals. (a) The execution and delivery of this Agreement by TME does not, and the performance of this Agreement and the consummation by TME of the transactions contemplated by this Agreement will not, (i) conflict with or violate the organizational documents of TME, (ii) conflict with or violate any Laws applicable to TME or by or to which its properties or assets are bound or are subject, or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a Lien on any of the properties or assets of TME under, any material Contract to which TME is a party or by or to which its properties or assets are bound or subject, in each case that would impair TME’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by TME does not, and the performance by TME of this Agreement and the consummation of the transactions contemplated hereby will not, require TME to obtain any Consents from any Governmental Authority or any third party.

Section 4.04. Brokers. TME has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any brokers’ or finders’ fee or any other commission or similar fee in connection with the transactions contemplated hereby whose fees, commissions or expenses would be payable by PAG or Quantum.

ARTICLE V

COVENANTS

Section 5.01. Reasonable Best Efforts. Upon the terms and subject to the conditions of this Agreement, the parties hereto agree to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the Transfer as promptly as practicable. In furtherance of the foregoing, at or prior to the Closing, the parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated hereby.

Section 5.02. Material Information. Each party hereto acknowledges that the other parties may have access to and may possess material nonpublic information now or in the future regarding TME and its Affiliates (“Excluded Information”) and agrees that no other party shall have any obligation to disclose such information. None of the parties hereto or any of the respective current or future directors, officers, employees, general or limited partners, members, investors, advisors, representatives or Affiliates of the parties hereto or of any of the foregoing and all successors and assigns thereto (each, a “Released Party”) shall have any liability to any other party, and each party to the fullest extent of the Law waives and releases any claims, liabilities, causes of action, whether known or unknown, that it might have against any other party and/or any of its Released Parties, whether under applicable securities Laws or otherwise, to the extent arising from or in connection with the existence, possession or nondisclosure of Excluded Information in connection with the purchase of the Transfer Shares and the transactions contemplated by hereby.

Section 5.03. Further Assurances. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the parties hereto will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request.

Section 5.04. Public Announcements. None of the parties hereto shall issue any press release or make any public statement (including filing this Agreement or disclosing the terms hereof publicly with any Governmental Authority) with respect to the transactions contemplated hereby or this Agreement prior to obtaining the approval of the other parties, except for any press release or public statement the making of which is required by applicable Law or any disclosures required by applicable securities Laws or securities exchange rules; provided that a party making any such press release, public statement or other disclosure shall, to the extent permitted by applicable Law or securities exchange rules, give the other parties hereto reasonable advance notice and consult with the other parties prior to the making of any such disclosure and in any event shall use its reasonable best efforts to minimize such disclosure.

Section 5.05. Confidentiality. From the date of this Agreement, each party hereby agrees that it will, and will cause its Affiliates and its and their respective representatives to hold in strict confidence the terms and conditions of this Agreement, all exhibits and schedules attached hereto and the transactions contemplated by this Agreement, including their existence, and all non-public records, books, contracts, instruments, computer data and other data and information, whether in written, verbal, graphic, electronic or any other form, provided by the other parties and their respective representatives (except to the extent that such information has been (a) already in such party’s possession prior to the disclosure or obtained by such party from a source other than any other party or its representatives; provided that, to such party’s knowledge, such source is not prohibited from disclosing such information to such party or its representatives by a contractual, legal or fiduciary obligation to any other party or its representatives, (b) in the public domain through no breach of the confidentiality obligations under this Agreement by such party, or (c) independently developed by such party or on its behalf) (the “Confidential Information”). Notwithstanding the foregoing, each party may disclose the Confidential Information (i) to its affiliates and its and their respective representatives so long as such persons are subject to appropriate nondisclosure obligations, (ii) as required by applicable Law (including securities Laws and applicable securities exchanges rules) or requests or requirements from any governmental authority or other applicable judicial or governmental order (but subject to the limitations on public disclosure in Section 5.04), or in connection with any enforcement of, or dispute with respect to or arising out of, this Agreement or the transactions contemplated hereby, or (iii) with the prior written consent of the other parties.

Section 5.06. Waiver; Release. (a) By executing this Agreement, each Quantum Party hereby (i) acknowledges that each of TME, R2G and PAG has duly performed their respective obligations with respect to the payment of acquisition consideration (in the form of cash, shares or otherwise) to the Quantum Parties under the R2G Agreement in accordance with the terms thereof; (ii) waives and releases each of TME, R2G, PAG and their respective Affiliates from any and all actions, causes of action, suits, disputes, indebtedness, sums of money, accounts, liabilities, obligations, specialties, covenants, rights, controversies, agreements, promises, damages, losses, judgments, claims and demands (each, a “Released Claim”), which such Quantum Party ever had, now has or hereafter may have against any of TME, R2G, PAG or their respective Affiliates for or by reason of any matter or cause that existed at or prior to the Closing arising out of or relating to the R2G Agreement, any agreement, commitment or arrangement entered into in connection therewith, or the issuance or transfer of the Transferred Shares to such Quantum Party, any interest, title or right therein, or any Quantum Party’s entitlement to such Transferred Shares; (iii) agrees not to bring, join or otherwise participate in any such Released Claim against any of TME, R2G, PAG or their respective Affiliates; and (iv) waives any right of participation, preemptive right, notice or veto right, or other similar rights, contractual or otherwise, that it may have by virtue of holding the Transferred Shares or any other Ordinary Shares in respect of any transaction completed by TME or any of its Controlled Affiliates prior to the execution and delivery of this Agreement, including those referenced or contemplated in TME’s shareholders agreement, as amended and restated from time to time.

(b) By executing this Agreement and subject to the consummation of the transactions contemplated in Article I, PAG hereby waives and releases TME, R2G and their respective Affiliates from any Released Claim that PAG may have for or by reason of any matter or cause that existed at or prior to the Closing arising out of or relating to the repurchase or transfer of the Transferred Shares from PAG, or PAG’s entitlement, interest or right in or to such Transferred Shares.

(c) By executing this Agreement and subject to the consummation of the transactions contemplated in Article I, TME hereby (i) acknowledges and confirms that all obligations of PAG in connection with the repurchase of Ordinary Shares under Section 2.2(b) of the PAG Agreement as a result of any obligations to issue Ordinary Shares to the Quantum Parties pursuant to the R2G Agreement are duly performed and completed in full, and (ii) waives and releases PAG and its Affiliates from any Released Claim that TME may have for or by reason of any matter or cause that existed at or prior to the Closing arising out of or relating to such obligations.

(d) The parties hereto also agree that, upon the Closing, the R2G Agreement shall automatically and immediately terminate and be of no further force and effect thereafter as between or among the parties hereto.

ARTICLE VI

MISCELLANEOUS

Section 6.01. Notices. All notices, demands or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile (with receipt of confirmation of delivery) and by e-mail transmission (so long as a receipt of such e-mail is requested and received), to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

To PAG:

Address 15/F, AIA Central, 1 Connaught Road Central, Central, Hong Kong

Attention: Jon Lewis

Facsimile No.: [                ]

E-mail: [                ]

To any Quantum Party:

7-1-602, Cuiyi Palace, #3 Yaojiayuan Dongli, Chaoyang District, Beijing 100123

Attention: Scarlet Dai Li

E-mail: [                ]

To TME:

Tencent Music Entertainment Group

7F, China Technology Trade Center

No. 66 North 4th Ring West Road

Hai Dian District, Beijing

P.R. China 100080

Attention: Hsiang Zhao

E-mail: [                ]

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell

The Hong Kong Club Building

3A Chater Road, 18/F

Hong Kong

Attention: Miranda So

Fax: [                ]

Email: [                ]

Any such notification shall be deemed delivered (i) upon receipt, if delivered personally, (ii) on the next business day, if sent by national courier service for next business day delivery, (iii) the business day on which confirmation of delivery is received, if sent by facsimile, or (iv) if sent by e-mail on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt, or otherwise on the next succeeding Business Day in the place of receipt.

Section 6.02. Amendment and Waiver. Neither this Agreement nor any provision hereof may be amended or waived other than by a written instrument (including a writing evidenced by e-mail) signed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 6.03. Time of Essence. Each of the parties hereto hereby agrees that, with regard to all dates and time periods set forth in this Agreement, time is of the essence.

Section 6.04. Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

Section 6.05. Entire Agreement. This Agreement and the agreements referenced herein contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Section 6.06. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto, or their respective successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

Section 6.07. Expenses. Whether or not the Transfer is consummated, all costs and expenses incurred in connection with this Agreement and the Transfer shall be borne by the party incurring such expenses.

Section 6.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of Hong Kong, without giving effect to the conflicts of law principles thereof.

Section 6.09. Disputes. Any dispute, controversy or claim arising out of, or in connection with, this Agreement shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (HKIAC) under the HKIAC Administered Arbitration Rules in force when the notice of arbitration is submitted. The arbitration tribunal shall consist of three arbitrators to be appointed according to the HKIAC Administered Arbitration Rules. The seat and place of the arbitration shall be Hong Kong and the language of the arbitration shall be English.

Section 6.10. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

Section 6.11. Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts (including by means of e-mail), each of which shall be deemed an original, and all of which shall constitute one and the same agreement. This Agreement shall become effective upon the execution and delivery of this Agreement by each of the parties hereto.

Section 6.12. Descriptive Headings; Interpretation.

(a) The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(b) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c) The word “including” shall mean including, without limitation, and the words “include” and “includes” shall have corresponding meanings.

(d) “Affiliate” means (i) with respect to a Person that is a natural person, such Person’s relatives and any other Person (other than natural persons) directly or indirectly Controlled by such Person, and (ii) with respect to a Person that is not a natural person, a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person; provided that for purposes of this Agreement, none of TME or its Controlled Affiliates shall be deemed to be an Affiliate of any of PAG, the Quantum Parties or any of their respective Affiliates, and none of PAG, the Quantum Parties or their respective Affiliates shall be deemed to be an Affiliate of the Company or any of its Controlled Affiliates. For the purposes of this definition, “relative” of a Person means such Person’s spouse, parent, grandparent, child, grandchild, sibling, uncle, aunt, nephew or niece or the spouse of such Peron’s child, grandchild, sibling, uncle, aunt, nephew or niece.

(e) “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or authorized by Laws to be closed in the PRC, Hong Kong or the Cayman Islands.

(f) “Control” means the possession, direct or indirect, of the power to direct, or cause the creation of, the management and policies of a Person, whether through the ownership of the voting securities, by contract or otherwise.

(g) “Governmental Authority” means any transnational, or domestic or foreign federal, state, or local, governmental authority, department, court, agency or official, including any political subdivision thereof.

(h) “Laws” means any federal, state, local, foreign or transnational law, statute, ordinance, rule, regulation, order, judgment or decree, administrative order or decree, administrative or judicial decision, and any other executive or legislative proclamation.

(i) “Liens” means mean any mortgage, lien, deed of trust, pledge, charge, hypothecation, security interest, easement, encumbrance, encroachment, servitude, option, right of first refusal, right of first offer, adverse ownership claim, restriction on transfer of title or voting or similar restrictions, whether imposed by Contract, Law, equity or otherwise, except for (i) restrictions on transfer generally arising under applicable securities Laws and (ii) with respect to any Lien on the Transfer Shares, the restrictions set forth in the shareholders agreement or the memorandum and articles of association of TME, as may be amended and restated from time to time.

(j) “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity or organization.

(k) “PRC” means the People’s Republic of China and, for the purposes of this Agreement, excludes Hong Kong, Macau and Taiwan.

(l) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

Section 6.13. No Construction Against Draftsperson. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.14. Specific Performance. The parties recognize, acknowledge and agree that the breach or violation of this Agreement by a party would cause irreparable damage to the other party or parties and that none of the parties has an adequate remedy at Law. Each party shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. A party seeking an order or injunction to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof shall not be required to provide, furnish or post any bond or other security in connection with or as a condition to obtaining any such order or injunction, and each party hereby irrevocably waives any right it may have to require the provision, furnishing or posting of any such bond or other security. If any action is brought by any party to enforce this Agreement, the other parties shall waive the defense that there is an adequate remedy at Law.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

EXECUTED and DELIVERED as a deed by and in the name of
PAGAC MUSIC HOLDING II LIMITED	)
by its duly authorised attorney	)
in the presence of:	)
)

/s/ Cai Xiaoli	/s/ Wong Tak Wai
Signature of Witness	Signature of authorised attorney

Name of Witness: Cai Xiaoli

Address: Room 4701-05, Tower 2,

Plaza 66, No.1366 Nnajing Road

(West), Shanghai, 200040, China

Signature Page to Share Transfer Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

EXECUTED and DELIVERED as a deed by and in the name of
QUANTUM INVESTMENTS LIMITED	)
by its duly authorised attorney	)
in the presence of:	)
)

/s/ Hu Xiao	/s/ Jose Cremades
Signature of Witness	Signature of authorised attorney

Name of Witness: Hu Xiao

Address: Room 2-2, No. 25-2,

Changjiangzhi, Road, Daping,

Yuzhong Dist., Chongqing

Signature Page to Share Transfer Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

EXECUTED and DELIVERED as a deed by and in the name of	) )
TENCENT MUSIC ENTERTAINMENT GROUP (騰訊音樂娛樂集團)
by its duly authorised attorney	)
in the presence of:	)
)

/s/ Zou Wenting	/s/ Cussion Pang
Signature of Witness	Signature of authorised attorney

Name of Witness: Zou Wenting

Address: 17F, Malata Building,

Kejizhongyi Road, Nanshan

District, Shenzhen, 518057, P.R.

China

Signature Page to Share Transfer Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

EXECUTED and DELIVERED as a deed by and in the name of
SUN VALLEY GLOBAL HOLDINGS LTD.	)
by its duly authorised attorney	)
in the presence of:	)
)

/s/ Mingjie Zhao	/s/ Baowen Chen
Signature of Witness	Signature of authorised attorney

Name of Witness: Mingjie Zhao

Address: 4F Building, 4 No.138

Xinjunhuan Road, Shanghai

Signature Page to Share Transfer Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

EXECUTED and DELIVERED as a deed by and in the name of
ATLAS GROUP INVESTMENT LIMITED	)
by its duly authorised attorney	)
in the presence of:	)
)

/s/ Li Mingrui	/s/ Scarlett Li
Signature of Witness	Signature of authorised attorney

Name of Witness: Li Mingrui

Address: 12-101, Shanghai

International Garden Yiyuan

Villa, No. 1555 Caobao Road,

Shanghai, China

Signature Page to Share Transfer Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

SIGNED, SEALED and DELIVERED by
)
)
)
)

/s/ Scarlett Li
SCARLETT LI

in the presence of:

/s/ Li Mingrui
Signature of Witness

Name of Witness: Li Mingrui

Address: 12-101, Shanghai

International Garden Yiyuan

Villa, No. 1555 Caobao Road,

Shanghai, China

Signature Page to Share Transfer Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as a deed as of the date first above written.

SIGNED, SEALED and DELIVERED by
)
)
)
)

/s/ Peter Chuan Li
PETER CHUAN LI

in the presence of:

/s/ Joy Pan
Signature of Witness

Name of Witness: Joy Pan

Address: 35/F, HKRI Center One,

288 Shimin No.1 Road, Shanghai

Signature Page to Share Transfer Agreement